		UNITED STATES	OMB APPROVAL
		SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
		Washington, D.C. 20549	Expires: January 31, 2008
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SCIENTIFIC GAMES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCIENTIFIC GAMES CORPORATION	Stockholder Meeting to be held on 06/10/08
** IMPORTANT NOTICE **	Proxy Material Available
Regarding the Availability of Proxy Material	• Notice and Proxy Statement
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.	• Annual Report

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

SCIENTIIIC GAMES CORPORATION 750 LEXINGTON AVENUE NEW YORK, NY 10022

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/27/08.

BROADRIDGE	HOW TO VIEW MATERIAL VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET     - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL*        - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote	1 OF 4

Meeting Information		How To Vote
Meeting Type: Meeting Date:	Annual Meeting of Stockholders June 10, 2008	Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Meeting Time:	10:30 A.M. Eastern Time
For holders as of:	April 15, 2008
Meeting Location:
Metropolitan Club 1 East 60th Street
New York, NY 10022		Vote By Internet
Meeting Directions:		To vote now by Internet, go to
For Meeting Directions Please Call: 212-754-2233

WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE ELECTION OF DIRECTORS AND
“FOR” PROPOSALS 2 and 3.

1.	Election of Directors:

	Nominees:

	01)	A. Lorne Weil	06)	Michael J. Regan
	02)	Peter A. Cohen	07)	Barry F. Schwartz
	03)	Gerald J. Ford	08)	Eric M. Turner
	04)	J. Robert Kerrey	09)	Joseph R. Wright, Jr.
	05)	Ronald 0. Perelman

2.	To ratify the appointment of Deloitte & Touche LLP as independent auditor for the fiscal year ending December 31, 2008.

3.

To approve an amendment and restatement of the Scientific Games Corporation 2003 Incentive Compensation Plan that would, among other things, increase the number of shares available for awards by 3,000,000 shares.

4.	On such other matters as may properly come before the meeting,

0000 0000 0110

23,456,789,012.00000
BROADRIDGE	80874P109
FINANCIAL SOLUTIONS, INC.	Z45949-01S
ATTENTION:	7
TEST PRINT	14
51 MERCEDES WAY	3 OF 4
EDGEWOOD, NY
11717

20 000000000110

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